SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): January 8, 1999



                          FINANCIAL BANCORP, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



    Delaware                      0-18126                06-1391814
 ----------------------------------------------------------------------------
 (State or other               (Commission             (IRS Employer
 jurisdiction of               File Number)          Identification No.)
 incorporation)


 42-25 Queens Boulevard

 Long Island City, NY                                   11104
 ----------------------------------------------------------------------------
 (Address of principal executive offices)             (Zip Code)


                               (718) 729-5002
 ----------------------------------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
 ----------------------------------------------------------------------------
       (Former name or former address, if changed since last report)



 ITEM 5.    OTHER EVENTS.

           On January 8,1999, Financial Bancorp, Inc. (the "Company") issued a press release announcing the declaration by its Board of Directors of a special cash dividend of $1.00 per share payable to stockholders of record as of January 21, 1999, the expected closing date of the Company's pending merger with Dime Community Bancshares, Inc. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)    Exhibits

           99.1      Press Release issued by Financial Bancorp, Inc. on
                     January 8, 1999





                                 SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


 Dated:  January 8, 1999


                          FINANCIAL BANCORP, INC.

                          By:  /s/ Frank Latawiec
                             ---------------------------------
                               Name:  Frank Latawiec
                               Title: President



                               EXHIBIT INDEX

 Exhibit
 Number              Description

 99.1      Press Release issued by Financial Bancorp, Inc. on January 8,
           1999